UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2018
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TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director. On July 19, 2018, the Board of Directors (the "Board") of TRI Pointe Group, Inc. (the "Company") increased the number of directors constituting the Board from six to seven and appointed Ms. Vicki D. McWilliams as a director to fill the vacancy on the Board, to serve until her successor is elected and qualified, or until her earlier resignation, removal, or death. Ms. McWilliams was also appointed as a member of the Audit Committee and the Compensation Committee of the Board. Ms. McWilliams currently serves as Executive Vice President of Stores for Williams-Sonoma, Inc. The appointment of Ms. McWilliams to the Board brings the number of independent directors serving on the Board to six.
Ms. McWilliams will be entitled to receive the same compensation as the Company's other non-employee directors, as described in "Director Compensation--Compensation of Non-Employee Directors" in the Company's proxy statement for its 2018 annual meeting of stockholders filed with the Securities and Exchange Commission ("SEC") on March 16, 2018. In connection with the appointment of Ms. McWilliams to the Board, the Company will enter into an Indemnification Agreement with Ms. McWilliams, substantially in the form previously filed as Exhibit 10.7 to the Company's Registration Statement on Form S-1 filed with the SEC on December 21, 2012.
A copy of the press release announcing the appointment of Ms. McWilliams to the Board is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d) List of Exhibits.

Exhibit No.	Description
10.1
Form of Indemnification Agreement between the Company and each of its directors (incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (filed December 21, 2012))

99.1	Press Release dated July 20, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 20, 2018

TRI Pointe Group, Inc.

By:	/s/ David C. Lee
David C. Lee Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Indemnification Agreement between the Company and each of its directors (incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (filed December 21, 2012))

99.1	Press Release dated July 20, 2018